Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Second Quarter Revenue of $540.6 Million

Record Q2 Revenue and EPS Driven by Strong Demand for Smartphones

AUSTIN, Texas – Nov. 1, 2022 – Cirrus Logic, Inc. (Nasdaq: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the second quarter fiscal year 2023, which ended September 24, 2022, as well as the company’s current business outlook.
“Cirrus Logic reported Q2 revenue of $540.6 million, marking the fifth consecutive quarter in which we have set a revenue record for the corresponding fiscal period. Results were well above the top end of our guidance, as we benefited from higher unit volumes and high-performance mixed-signal content gains in smartphones,” said John Forsyth, Cirrus Logic president and chief executive officer. “In addition to these strong results, during the quarter we also made excellent progress in our audio product lines and in our strategy of expansion through adjacent high-performance mixed-signal applications. We furthered the development of our next-generation flagship smartphone audio components, continued to build momentum with our audio products in additional markets, and saw the continued growth in value of our camera controller solutions. With an extensive product portfolio and an outstanding roadmap, we believe we are positioned well to capitalize on opportunities that we believe will drive growth in the years to come.”

Reported Financial Results – Second Quarter FY23
•Revenue of $540.6 million;
•GAAP and non-GAAP gross margin of 50.2 percent;
•GAAP operating expenses of $155.1 million and non-GAAP operating expenses of $123.9 million; and
•GAAP earnings per share of $1.52 and non-GAAP earnings per share of $1.99.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Third Quarter FY23
•Revenue is expected to range between $520 million and $580 million;
•GAAP gross margin is forecasted to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $153 million and $159 million, including approximately $21 million in stock-based compensation expense, $9 million in amortization of acquired intangibles, and $3 million in acquisition-related costs.

Cirrus Logic will host a live Q&A session at 5 p.m. EDT today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion, or by calling (647) 362-9199, or toll-free at (800) 770-2030 (Access Code: 95424).

Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about capitalizing on opportunities that we believe will drive growth in the years to come, and our estimates for the third quarter fiscal year 2023 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, amortization of acquired intangibles and acquisition-related costs. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the effects of the global COVID-19 outbreak and the measures taken to limit the spread of COVID-19, including any disruptions to our business that could result from measures to contain the outbreak that may be taken by governmental authorities in the jurisdictions in which we and our supply chain operate; the susceptibility of the markets we address to economic downturns, including as a result of the COVID-19 outbreak and the actions taken to mitigate the spread of COVID-19; increased industry-wide capacity constraints that may impact our ability to meet current customer demand, which could cause an unanticipated decline in our sales and damage our existing customer relationships and our ability to establish new customer relationships; the potential for increased prices due to capacity constraints in our supply chain, which, if we are unable to increase our selling price to our customers, could result in lower revenues and margins that could adversely affect our financial results; recent significant increases in inflation in the U.S and overseas; the level and timing of orders and shipments during the third quarter of fiscal year 2023, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 26, 2022 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Six Months Ended
	Sep. 24,	Jun. 25,	Sep. 25,	Sep. 24,	Sep. 25,
	2022	2022	2021	2022	2021
	Q2'23	Q1'23	Q2'22	Q2'23	Q2'22
Audio	$337,811	$254,496	$300,775	$592,307	$518,130
High-Performance Mixed-Signal	202,763	139,143	165,111	341,906	225,009
Net sales	540,574	393,639	465,886	934,213	743,139
Cost of sales	269,288	191,005	230,442	460,293	367,749
Gross profit	271,286	202,634	235,444	473,920	375,390
Gross margin	50.2%	51.5%	50.5%	50.7%	50.5%

Research and development	115,471	109,716	102,116	225,187	187,812
Selling, general and administrative	39,598	38,642	38,132	78,240	73,279
Total operating expenses	155,069	148,358	140,248	303,427	261,091

Income from operations	116,217	54,276	95,196	170,493	114,299

Interest income	1,285	305	35	1,590	796
Other income	295	506	1,859	801	1,617
Income before income taxes	117,797	55,087	97,090	172,884	116,712
Provision for income taxes	30,609	15,380	11,994	45,989	14,407
Net income	$87,188	$39,707	$85,096	$126,895	$102,305

Basic earnings per share:	$1.56	$0.71	$1.48	$2.27	$1.78
Diluted earnings per share:	$1.52	$0.69	$1.43	$2.20	$1.72

Weighted average number of shares:
Basic	55,726	56,277	57,364	56,002	57,473
Diluted	57,418	57,804	59,451	57,620	59,485

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Six Months Ended
	Sep. 24,	Jun. 25,	Sep. 25,	Sep. 24,	Sep. 25,
	2022	2022	2021	2022	2021
Net Income Reconciliation	Q2'23	Q1'23	Q2'22	Q2'23	Q2'22
GAAP Net Income	$87,188	$39,707	$85,096	$126,895	$102,305
Amortization of acquisition intangibles	7,787	7,835	7,054	15,622	10,052
Stock-based compensation expense	20,483	18,138	16,551	38,621	31,535
Acquisition-related costs	3,164	3,164	5,834	6,328	5,834
Adjustment to income taxes	(4,135)	(4,300)	(6,045)	(8,435)	(8,994)
Non-GAAP Net Income	$114,487	$64,544	$108,490	$179,031	$140,732

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$1.52	$0.69	$1.43	$2.20	$1.72
Effect of Amortization of acquisition intangibles	0.14	0.14	0.12	0.27	0.17
Effect of Stock-based compensation expense	0.35	0.31	0.28	0.67	0.53
Effect of Acquisition-related costs	0.05	0.05	0.09	0.11	0.09
Effect of Adjustment to income taxes	(0.07)	(0.07)	(0.10)	(0.14)	(0.14)
Non-GAAP Diluted earnings per share	$1.99	$1.12	$1.82	$3.11	$2.37

Operating Income Reconciliation
GAAP Operating Income	$116,217	$54,276	$95,196	$170,493	$114,299
GAAP Operating Profit	21.5%	13.8%	20.4%	18.2%	15.4%
Amortization of acquisition intangibles	7,787	7,835	7,054	15,622	10,052
Stock-based compensation expense - COGS	312	277	272	589	518
Stock-based compensation expense - R&D	14,228	12,592	10,496	26,820	20,108
Stock-based compensation expense - SG&A	5,943	5,269	5,783	11,212	10,909
Acquisition-related costs	3,164	3,164	5,834	6,328	5,834
Non-GAAP Operating Income	$147,651	$83,413	$124,635	$231,064	$161,720
Non-GAAP Operating Profit	27.3%	21.2%	26.8%	24.7%	21.8%

Operating Expense Reconciliation
GAAP Operating Expenses	$155,069	$148,358	$140,248	$303,427	$261,091
Amortization of acquisition intangibles	(7,787)	(7,835)	(7,054)	(15,622)	(10,052)
Stock-based compensation expense - R&D	(14,228)	(12,592)	(10,496)	(26,820)	(20,108)
Stock-based compensation expense - SG&A	(5,943)	(5,269)	(5,783)	(11,212)	(10,909)
Acquisition-related costs	(3,164)	(3,164)	(2,373)	(6,328)	(2,373)
Non-GAAP Operating Expenses	$123,947	$119,498	$114,542	$243,445	$217,649

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$271,286	$202,634	$235,444	$473,920	$375,390
GAAP Gross Margin	50.2%	51.5%	50.5%	50.7%	50.5%
Acquisition-related costs	—	—	3,461	—	3,461
Stock-based compensation expense - COGS	312	277	272	589	518
Non-GAAP Gross Profit	$271,598	$202,911	$239,177	$474,509	$379,369
Non-GAAP Gross Margin	50.2%	51.5%	51.3%	50.8%	51.0%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$30,609	$15,380	$11,994	$45,989	$14,407
GAAP Effective Tax Rate	26.0%	27.9%	12.4%	26.6%	12.3%
Adjustments to income taxes	4,135	4,300	6,045	8,435	8,994
Non-GAAP Tax Expense	$34,744	$19,680	$18,039	$54,424	$23,401
Non-GAAP Effective Tax Rate	23.3%	23.4%	14.3%	23.3%	14.3%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.53	$0.27	$0.20	$0.80	$0.24
Adjustments to income taxes	0.07	0.07	0.10	0.14	0.14
Non-GAAP Tax Expense	$0.60	$0.34	$0.30	$0.94	$0.38

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Sep. 24,	Mar. 26,	Sep. 25,
	2022	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$355,043	$369,814	$386,741
Marketable securities	23,869	10,601	8,152
Accounts receivable, net	304,546	240,264	280,967
Inventories	164,571	138,436	188,360
Other current assets	108,538	80,900	84,836
Total current Assets	956,567	840,015	949,056

Long-term marketable securities	49,013	63,749	67,726
Right-of-use lease assets	162,859	171,003	129,298
Property and equipment, net	158,722	157,077	159,480
Intangibles, net	141,909	158,145	174,852
Goodwill	435,936	435,791	437,783
Deferred tax asset	13,094	11,068	10,073
Long-term prepaid wafers	174,787	195,000	195,000
Other assets	71,180	91,552	102,892
Total assets	$2,164,067	$2,123,400	$2,226,160

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$118,000	$115,417	$386,699
Accrued salaries and benefits	59,140	65,261	54,919
Lease liability	13,583	14,680	14,359
Acquisition-related liabilities	45,984	30,964	—
Other accrued liabilities	45,658	38,461	44,404
Total current liabilities	282,365	264,783	500,381

Non-current lease liability	152,294	163,162	122,815
Non-current income taxes	65,255	73,383	79,727
Long-term acquisition-related liabilities	—	8,692	33,329
Other long-term liabilities	9,539	13,563	21,818
Total long-term liabilities	227,088	258,800	257,689

Stockholders' equity:
Capital stock	1,618,177	1,578,427	1,533,557
Accumulated earnings (deficit)	40,927	23,435	(65,672)
Accumulated other comprehensive income (loss)	(4,490)	(2,045)	205
Total stockholders' equity	1,654,614	1,599,817	1,468,090
Total liabilities and stockholders' equity	$2,164,067	$2,123,400	$2,226,160

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Sep. 24,	Sep. 25,
	2022	2021
	Q2'23	Q2'22
Cash flows from operating activities:
Net income	$87,188	$85,096
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,219	15,812
Stock-based compensation expense	20,483	16,551
Deferred income taxes	1,404	294
Loss on retirement or write-off of long-lived assets	11	331
Other non-cash charges	86	92
Net change in operating assets and liabilities:
Accounts receivable, net	(98,274)	(137,707)
Inventories	9,799	12,037
Prepaid wafers	—	(195,000)
Other assets	(2,491)	(94,911)
Accounts payable and other accrued liabilities	14,229	302,681
Income taxes payable	(16,829)	(9,432)
Acquisition-related liabilities	3,164	33,329
Net cash provided by operating activities	35,989	29,173
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	1,961	308,478
Purchases of available-for-sale marketable securities	(850)	(14,194)
Purchases of property, equipment and software	(10,211)	(3,893)
Investments in technology	(36)	(2,034)
Acquisition of business, net of cash obtained	—	(275,642)
Net cash used in investing activities	(9,136)	12,715
Cash flows from financing activities:
Debt issuance costs	—	(1,716)
Issuance of common stock, net of shares withheld for taxes	1,011	2,457
Repurchase of stock to satisfy employee tax withholding obligations	(2,156)	(1,013)
Repurchase and retirement of common stock	(50,000)	(40,002)
Net cash used in financing activities	(51,145)	(40,274)
Net increase in cash and cash equivalents	(24,292)	1,614
Cash and cash equivalents at beginning of period	379,335	385,127
Cash and cash equivalents at end of period	$355,043	$386,741

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by (used in) operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Sep. 24,	Sep. 24,	Jun. 25,	Mar. 26,	Dec. 25,
	2022	2022	2022	2022	2021
	Q2'23	Q2'23	Q1'23	Q4'22	Q3'22

Net cash provided by (used in) operating activities (GAAP)	$232,730	$35,989	$74,365	$258,231	$(135,855)
Capital expenditures	(29,651)	(10,247)	(7,224)	(8,456)	(3,724)
Free Cash Flow (Non-GAAP)	$203,079	$25,742	$67,141	$249,775	$(139,579)

Cash Flow from Operations as a Percentage of Revenue (GAAP)	12%	7%	19%	53%	(25)%
Free Cash Flow Margin (Non-GAAP)	10%	5%	17%	51%	(25)%